EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     The undersigned, Richard Jordan, the Chief Financial Officer of Wataire International, Inc. (the "Company"), DOES HEREBY CERTIFY, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1.     The Company's Quarterly Report on Form 10-QSB for the quarter ended December 31, 2007 (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     IN WITNESS WHEREOF, the undersigned has executed this statement this 13th day of February, 2008.

                                  By:  /s/ Richard Jordan

                                  --------------------------------

                                           Richard Jordan,

                                           Chief Financial Officer